Note 10 - Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]
10.	Income Taxes

Because of our historically significant net operating losses, we have not paid income taxes since inception. We maintain deferred tax assets that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These deferred tax assets are comprised primarily of net operating loss carryforwards and also include amounts relating to nonqualified stock options and research and development credits. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of our future profitability and our ability to utilize the deferred tax assets. Utilization of operating losses and credits will be subject to substantial annual limitations due to ownership change provisions of Section 382 of the Internal Revenue Code. The annual limitation may result in the expiration of net operating losses and credits before utilization.

9.	Income Taxes

At December 31, 2021, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $75.2 million available to offset against future taxable income of which approximately $48.9 million expires in varying amounts in 2022 through 2037. Additionally, we have approximately $1.6 million in research and development (“R&D”) tax credits that expire in 2022 through 2041 unless utilized earlier. No income taxes have been paid to date. Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of our NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities included the following at December 31, 2021 and 2020:

	2021	2020
Deferred tax assets:
Net operating loss carryforward	$18,449,694	$14,737,240
Research and development tax credit carryforward	1,566,293	1,189,110
Stock-based compensation expense	129,475	4,870
Accrued salaries	69,940	72,721
Total deferred tax assets	20,215,402	16,003,941
Deferred tax liabilities
Depreciation	30,945	28,274
Net deferred tax assets	20,184,457	15,975,667
Valuation allowance	(20,184,457)	(15,975,667)
Net deferred tax asset after reduction for valuation allowance	$-0-	$-0-

We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future. A reconciliation of the income tax benefit on losses at the U.S. federal statutory rate to the reported income tax expense is as follows:

	2021	2020
U.S. federal statutory rate applied to pretax loss	$(3,899,767)	$(621,194)
Permanent differences	-	65
Research and development credits	(377,183)	(66,574)
Change in valuation allowance, net of expired items and other adjustments	4,276,950	687,703
Reported income tax expense	$-0-	$-0-